EX. 10.2

Schedule 1

                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (the "Agreement") is effective as of April 1, 2003 by and between Telecommunication Products Inc., a Colorado corporation with offices at 9171 Wilshire Blvd., Suite B, Beverly Hills, CA 90210 (the
"Company"), and Paul D H La Barre, an individual with offices at 1030 S. Mesa Drive, Mesa, Arizona 85210 (the "Executive") and is made with reference to the following facts and circumstances:

     A. Company is engaged in the telecommunications business and has entered into a letter of intent dated as of October 30, 2002 to acquire the assets, property, and business of Coast Communications Inc. relating to pay-per-view and cable services to hotel/lodging rooms, including the corporation known as Hotel Movie Networks, Inc. ("HMN") a Nevada corporation;

     B. Company desires to retain the services of Executive, and Executive is willing to provide such services to the Company;

     C. Company and Executive desire to enter into this Agreement to provide for Executive's employment by the Company upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing facts and mutual agreements set forth below, the parties, intending to be legally bound, agree as follows:

1.   Employment.  The Company hereby agrees to employ  Executive,  and Executive hereby accepts such  employment and agrees to perform

     Executive's duties and responsibilities in accordance with the terms and conditions hereinafter set forth.

     1.1 Employment Term. The term of Executive's employment under this Agreement shall commence as of the date hereof (the "Effective Date") and shall continue for three (3) years, subject to the Company entering into a definitive agreement to acquire HMN on or before January 31, 2003, unless terminated in accordance with Section 5 hereof. The terms of this Agreement automatically shall be extended for an additional two-year term unless either party gives written notice to the other at least six months prior to the expiration of the then-current term, that he or it does not wish to renew this Agreement. The initial term and any extended term of this agreement is hereinafter referred to as the "Employment Term."

     1.2 Duties and Responsibilities. During the Employment Term, Executive shall serve as President of HMN and Vice President Hospitality services for the Company and to perform all duties and accept all responsibilities incident to such position or other appropriate duties as may be reasonably assigned to Executive by the Company's Board of Directors (the "Board") from time to time consistent with Executive's status as a senior executive.


           Executive's initial duties shall include the following:

a. Establishing and carrying out plans of Hotel Movie Network's operation, sales and marketing, and the expansion and upgrading of its facilities and equipment;
b.   Formulating annual operating and capital budget for Hotel Movie Network;
c. Purchasing supplies, equipment, facilities and services for Hotel Movie Network;
d. Hiring, training and terminating employees of Hotel Movie Network and determining their remuneration and duties;
e. Negotiating binding contracts with suppliers and customers of Hotel Movie Network;
f.   Arranging for accounting and legal services for Hotel Movie Network; and
g. Otherwise administering, supervising and carrying out the business of Hotel Movie Network also to include remaining as Chairman of The Board for the corporation of Hotel Movie Network Inc.;

    1.3 Base Salary. For all the services rendered by Executive hereunder for the Company, the Company shall pay Executive a base salary (the "Base Salary") at the minimum annual rate of $125,000 per annum (payable in accordance with the Company's then applicable payroll policies) as compensation for all services rendered by Executive hereunder. The Base Salary shall be subject to all state, federal, and local payroll tax withholding and any other withholdings required by law. Following each year after the Effective Date, Executive shall be reviewed by the Company's Board to determine whether a raise in the Base Salary and other additional compensation and benefits is appropriate, in the sole and absolute discretion of the Board; provided, however, that at no time shall Executive's Base Salary be less than $125,000per annum.

     1.4 Benefit Coverage. During the Employment Term, Executive shall be entitled to participate in all employee pension and welfare benefit plans and programs made available to the Company's senior level executives as a group or to its employees generally, as such plans or programs may be in effect from time to time (the "Benefit Coverage"), including, without limitation, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection and travel accident insurance.

    1.5 Performance Bonuses. Within ninety (90) days after the end of each fiscal year of the Company, which is currently March 31st, during the Employment Term, the Executive will be eligible to receive a bonus (the "Performance Bonus") in an amount as determined at the discretion of the Board of the Company.

         To the  extent  that,  for  any  given  year  of the  Employment  Term,
         Executive has been employed for less than the full year, the Performance Bonus shall be reduced on a pro rata basis for the amount of time actually worked during such year. All bonus payments shall be subject to customary withholdings required by law. The Performance Bonus will be based upon ten (10) percent of HMN's net pre tax earnings but in no event shall such amount exceed the Executive's Base Salary on an annualized basis.

    1.6 Expenses. During the Employment Term, Executive shall be reimbursed for all reasonable business expenses incurred and paid by Executive in providing services on behalf of the Company. An expense report detailing such expenses with such supporting documentation as the Company may reasonably require (the "Expense Report") must be submitted to the Company prior to the Company's reimbursement of such expense.

    1.7 Vacations, Holidays, and Sick Leave. Each year, the Executive shall be entitled to a minimum of twenty days of paid vacation with full pay. In addition, Executive shall be entitled to take the following holidays with full pay: New Years Day, Martin Luther King Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day, and Christmas Day. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with the Company's policies, as amended from time to time, for senior executive officers.

2.       Confidential Information.

    2.1 Executive recognizes and acknowledges that by reason of Executive's employment by and service to the Company before, during and, if applicable, after the Employment Term, Executive will have access to certain confidential and proprietary information relating to the Company's business, as well as the businesses, which may include, but is not limited to, trade secrets, trade "know-how," product development techniques and plans, formulas, customer lists and addresses, cost and pricing information, marketing and sales techniques, strategy and programs, computer programs and software and financial information (collectively referred to as "Confidential Information"). Executive acknowledges that such Confidential Information is a valuable and unique asset of the Company, and Executive covenants that he will not, unless expressly authorized in writing by the Company, as the case may be, at any time during the course of Executive's employment use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of Executive's duties for the Company and in a manner consistent with the Company's policies regarding Confidential Information. Executive also covenants that at any time after the termination of such employment, directly or indirectly, he will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of Executive or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order Executive to divulge, disclose or make accessible such information.


         All written Confidential Information (including, without limitation, in any computer or other electronic format), which comes into Executive's possession during the course of Executive's employment, shall remain the property of the Company as the case may be. Except as required in the performance of Executive's duties for the Company, or unless expressly authorized in writing by the Company, Executive shall not remove any written Confidential Information from the Company's premises, or the premises of the other, as the case may be, except in connection with the performance of Executive's duties for the Company, as the case may be, and in a manner consistent with the Company's policies regarding Confidential Information. Upon termination of Executive's employment, the Executive agrees to return immediately to the Company, as the case may be, all written Confidential Information (including, without limitation, in any computer or other electronic format) in Executive's possession. Nothing in this paragraph 2 or any of its subparts applies to any Confidential Information acquired as a result of Executive's ownership, management, operations, control, or participation in Coast Communications, Inc.

3.   Non-Competition; Non-Solicitation.
     ---------------------------------

    3.1  During  Executive's  employment  by the  Company,  Executive  will not, except with the prior written consent of the Board, directly or indirectly, own, manage, operate, join, control, finance or participate in the ownership, management, operation, control or financing of, or be connected as an officer, director, Executive, partner, principal, agent, representative, consultant or otherwise or use or permit Executive's name to be used in connection with, any business or enterprise (a "Competitor") which competes with the Company or generates, directly or indirectly, for itself or others revenues from the type of product and services provided by the Company or its affiliates during Executive's employment by the Company. Nothing in this paragraph 3 or any of its subparts applies to Executive's ownership, management, operations, control, or participation in Coast Communications, Inc.

    3.2 The foregoing restrictions shall not be construed to prohibit the ownership by Executive of less than five percent (5%) of any class of securities of any corporation which is a Competitor having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided that such ownership represents a passive investment and that neither Executive nor any group of persons including Executive in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations, otherwise takes any part in its business, other than exercising Executive's rights as a shareholder, or seeks to do any of the foregoing.

    3.3 Executive further covenants and agrees that during Executive's employment by the Company and for the period of twenty-four (24) months thereafter, Executive will not, directly or indirectly, (i) solicit, divert, take away, or attempt to solicit, divert or take away, any of the Company's customers or (ii) encourage any customer to reduce its patronage of the Company.

    3.4 Without limiting the generality of the foregoing, Executive agrees that during Executive's employment by the Company and for the period of twenty-four (24) months thereafter, he will not, directly or indirectly, solicit any customer to retain from any other person, firm or entity any services of a type generally similar to or competitive with the product and/or services of the Company during the period of Executive's employment by the Company.

    3.5 Executive further covenants and agrees that during Executive's employment by the Company and for the period of twenty-four (24) months thereafter, Executive will not, directly or indirectly, solicit or hire, or encourage the solicitation or hiring of any person who was an Executive of the Company at any time during the term of Executive's employment by the Company by any employer other than the Company for any position as an Executive, independent contractor, consultant or otherwise


4.       Equitable Relief.
         ----------------

    4.1. Executive acknowledges and agrees that the restrictions contained in Sections 2 and 3 are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company, that the Company would not have entered into this Agreement in the absence of such restrictions and that irreparable injury will be suffered by the Company should Executive breach any of the provisions of those sections. Executive represents and acknowledges that (i) he has been advised by the Company to consult Executive's own legal counsel in respect to this Agreement and (ii) that he has had full opportunity, prior to execution of this Agreement, to review this Agreement thoroughly with Executive's legal counsel.

    4.2. Executive further acknowledges and agrees that a breach of any of the restrictions in Sections 2 and 3 cannot be adequately compensated by monetary damages. Executive agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of Sections 2 or 3 hereof, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. The parties specifically acknowledge that nothing in this paragraph 4 or any of its subparts applies to Executive's ownership, management, operations, control, or participation in Coast Communications, Inc. 4.3 Executive irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of Sections 2 or 3 hereof, including, without limitation, any action commenced by the Company for preliminary and permanent injunctive relief and other equitable relief, may be brought in Maricopa County Superior Court; (ii) consents to the exclusive jurisdiction of any such court in any such suit, action or proceeding (iii) or in arbitration in Mesa Arizona r; and (iiii) waives any objection which Executive may have to the laying of venue of any such suit, action or proceeding in any such court.

    4.4 Executive agrees that for a period of five (5) years following the termination of Executive's employment by the Company, Executive will provide, and that at all times after the date hereof the Company may similarly provide, a copy of Sections 2 and 3 hereof to any business or enterprise (i) which Executive may directly or indirectly own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing or control of, or (ii) with which Executive may be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise, or in connection with which Executive may use or permit Executive's name to be used; provided, however, that this provision shall not apply in respect of Section 3 hereof after expiration of the time period set forth therein. The parties specifically acknowledge that nothing in this subparagraph applies to Executive's ownership, management, operations, control, or participation in Coast Communications, Inc.

5. Termination. The Employment Term shall terminate upon the occurrence of any one of the following events:

    5.1 Disability. The Company may terminate the Employment Term if Executive is unable substantially to perform Executive's duties and responsibilities hereunder to the full extent required by the Board by reason of illness, injury or incapacity (a "Disability") for three (3) consecutive months, or for more than six (6) months in the aggregate during any period of twelve (12) calendar months. If the Company terminates Executive's Employment Term for any reason authorized under this subparagraph, Executive shall be entitled to the following:(i) immediate delivery of twelve (12) months' salary to Employee; (ii) all expenses as submitted and verifiable by Employee; (iii) a pro rata bonus, if any, for the year of termination; (iv) any other amounts earned, accrued or owing but not yet paid under Section 1 above; (v) the continued right to exercise any vested stock option, if any, for a period of one (1) year following the date of Executive's termination;
         (vi) continued participation for the


         Remaining Employment Term in that Benefit Coverage's in which Executive was participating on the date of termination, which, by their terms, permit a former employee to participate; and (vii) any other benefits in accordance with applicable plans and programs of the Company. Company shall make all payments owed under this subparagraph within 10 business days of terminating Executive's Employment Term for any disability. Upon making all payments and providing all benefits required under this subparagraph, the Company shall have no further liability or obligation to Executive for compensation under this Agreement except as otherwise specifically provided in this Agreement. Executive agrees, in the event of a dispute under this Section 5.1, to submit to a physical examination by a licensed physician selected by the Board, provided that Executive's own physician may be present at Executive's request and sole expense.

    5.2 Death. The Employment Term shall terminate in the event of Executive's death. In such event, the Company shall pay to Executive's executors, legal representatives or administrators, as applicable, an amount equal to the installment of Executive's Base Salary set forth in Section 1.3 hereof for the year in which Executive dies and a pro rata share of any annual bonus to which Executive would otherwise be entitled for the year in which such death occurs. In addition, Executive's estate shall be entitled to (i) any other amounts earned, accrued or owing but not yet paid under Section 1 above; (ii) the continued right to exercise any vested stock option for a period of one (1) year following the date of death; and (iii) any other benefits in accordance with applicable plans and programs of the Company. The Company shall have no further liability or obligation under this Agreement to Executive's executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through Executive except as otherwise specifically provided in this Agreement.

    5.3 Cause. The Company may terminate the Employment Term, at any time, for "cause" upon thirty (30) days' written notice, in which event all payments under this Agreement shall cease, except for Base Salary to the extent already accrued. In addition, Company shall pay Executive twelve (12) months' additional salary within 10 business days of any termination for cause. For purposes of this Agreement, Executive's employment may be terminated for "cause" (i) if Executive is convicted of a felony; (ii) any material neglect or breach of duty by Executive, or any failure by Executive to perform such duties as may be delegated to Executive from time to time; (iii) any willful breach of duty by Executive in the course of his employment; (iv) any material breach of any provision of this Agreement; or (v) Executive commits theft, larceny, embezzlement, or fraud, any acts of dishonesty, illegality, moral turpitude or gross mismanagement as determined in good faith by the Board.

     5.4 Termination Without Cause. The Company may remove Executive, at any time prior to the end of the Employment Term, without cause from the position in which Executive is employed hereunder (in which case the Employment Term shall be deemed to have ended) upon not less than sixty
         (60) days' prior written notice to Executive; provided, however, that in the event that such notice is given, Executive shall be under no obligation to render any additional services to the Company and, subject to the provisions of Section 3 hereof, shall be allowed to seek other employment. Upon any such removal, Executive shall be entitled to receive as liquidated damages for the failure of the

         Company to continue to employ Executive, (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; plus twelve (12) months' additional salary to Employee. (b) The payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation and sick time through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and any amount due to Executive under the Company's then-current severance pay plan for employees. No other payments or benefits shall be due under this Agreement to Executive.

6. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by facsimile transmission, or when mailed, by United States certified or registered mail, prepaid, to the parties or their assignees at the following addresses or facsimile numbers (or at such other address as shall be given in writing by any party):

If to the Company:
TCPD
Attn:    Board of Directors
c/o Dennis H. Johnston, Esq.
9171 Wilshire Boulevard, Suite B
Beverly Hills, California 90210
Telephone:        310-281-2571
Facsimile:        310-278-0457

If to Executive:

Paul D H LaBarre

1030 S. Mesa Drive
Mesa, Arizona 85210
Telephone: 480-813-8371

Facsimile: 480-834-0231 or to such other names or addresses as the Company or Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this section.

8. Arbitration; Expenses. In the event of any dispute under the provisions of this Agreement other than a dispute in which the sole relief is an equitable remedy such as an injunction, the parties shall be required to have the dispute, controversy or claim settled by arbitration in the City of Mesa, Arizona in accordance with the rules then in effect of the American Arbitration Association. The fees and costs of arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration subject to later allocation by the arbitrator, and Employee and the Company shall each pay their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona as if this Agreement was to be performed entirely within the State of Arizona by residents of such State, and without reference to principles of conflicts of laws.

10. Further Assurances. Each of the parties agrees that from time to time, at the request of any other party and without further consideration or consent, they will execute and deliver such additional instruments as any other party may reasonably request as are necessary to effectuate the purposes of this Agreement.

11. Attorneys' Fees. In the event any litigation, arbitration, mediation or other proceeding ("Proceeding") is initiated by any party (ies) against any other party (ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party (ies) in such Proceeding shall be entitled to recover from the unsuccessful party (ies) (a) all costs, expenses, actual attorneys' and expert witness fees, relating to or arising out of such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding, including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorneys' and expert witness fees. The arbitrator(s) or court shall determine who is the prevailing party, whether or not the dispute or controversy proceeds to final judgment. Company and Executive expressly acknowledge that this section is not intended to in any way alter the parties' agreement that arbitration shall be the exclusive method of resolving any dispute related to this Agreement or Executive's employment with the Company as set forth in
     Section 7. Company and Executive agree that the reference to litigation in this section is included so that the prevailing party can recover its attorneys' fees and costs if (a) either party files a lawsuit in violation of Section 7 (e.g., fees and costs incurred obtaining a court order compelling arbitration); or (b) a court rules that the arbitration provision in Section 7 is unenforceable for any reason.

12. Entire Agreement. All prior agreements, representations and understandings between the parties are incorporated in this Agreement and schedules and exhibit hereto, which together constitute the entire contract between the parties. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included herein and may not be contradicted by evidence of any prior or contemporaneous written or oral representations, agreements or understandings, whether express or implied. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Agreement. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by each of the parties.

13. Venues and Jurisdiction. For purposes of venue and jurisdiction, this Agreement shall be deemed made and to be performed in the City of Mesa, in the county of Maricopa, in the state of Arizona.

14. Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile (with originals to follow by United States mail), and such facsimile shall be conclusive evidence of the consent and ratification of the signatories hereto.

15. Headings. The headings of the various Sections of this Agreement have been inserted only for convenience and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or be used in any manner in the interpretation of this Agreement.

16. Interpretation. Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or other entity.

17. Severability. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provisions shall continue in full force and effect.

18. Successors-in-Interest and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Agreement, except that the duties and responsibilities of Executive hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Executive. Nothing in this Section shall create any rights enforceable by any other persons not a party to this Agreement, unless such rights are expressly granted in this Agreement to other specifically identified persons.

19. Amendments and Waiver. This Agreement may not be amended and the observance of any term of this Agreement may not be waived (either generally or in a particular instance and neither retroactively or prospectively), without the written consent of the parties hereto.

20. Beneficiaries; References. Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder-following Executive's death by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of Executive's incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to Executive's beneficiary, estate or other legal representative.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.

Telecommunication Products, Inc.,
a Colorado corporation

By: ______________________________
     Robert Russell
     Director and Chief Executive Officer

Executive, an individual

By: ______________________________
     Paul D H LaBarre, President of HMN

                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (the "Agreement") is effective as of April 1, 2003 by and between Telecommunication Products Inc., a Colorado corporation with offices at 9171 Wilshire Blvd., Suite B, Beverly Hills, CA 90210 (the
"Company"), and Ernest G. McKay, an individual with offices at 1030 S. Mesa Drive, Mesa, Arizona 85210 (the "Executive") and is made with reference to the following facts and circumstances:

     A. Company is engaged in the telecommunications business and has entered into a letter of intent dated as of October 30, 2002 to acquire the assets, property, and business of Coast Communications Inc. relating to pay-per-view and cable services to hotel/lodging rooms, including the corporation known as Hotel Movie Networks, Inc. ("HMN") a Nevada corporation;

     B. Company desires to retain the services of Executive, and Executive is willing to provide such services to the Company;

     C. Company and Executive desire to enter into this Agreement to provide for Executive's employment by the Company upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing facts and mutual agreements set forth below, the parties, intending to be legally bound, agree as follows:

1. Employment. The Company hereby agrees to employ Executive, and Executive hereby accepts such employment and agrees to perform Executive's duties and responsibilities in accordance with the terms and conditions hereinafter set forth.

     1.1 Employment Term. The term of Executive's employment under this Agreement shall commence as of the date hereof (the "Effective Date") and shall continue for three (3) years, subject to the Company entering into a definitive agreement to acquire HMN on or before January 31, 2003, unless terminated in accordance with Section 5 hereof. The terms of this Agreement automatically shall be extended for an additional two-year term unless either party gives written notice to the other at least six months prior to the expiration of the then-current term, that he or it does not wish to renew this Agreement. The initial term and any extended term of this agreement is hereinafter referred to as the "Employment Term."

     1.2 Duties and Responsibilities. During the Employment Term, Executive shall serve as Vice President of HMN and Director of Hospitality Information systems for the Company and to perform all duties and accept all responsibilities incident to such position or other appropriate duties as may be reasonably assigned to Executive by the Company's Board of Directors (the "Board") from time to time consistent with Executive's status as a senior executive.


           Executive's initial duties shall include the following:

a. Establishing and carrying out plans of Hotel Movie Network's operation, sales and marketing, and the expansion and upgrading of its facilities and equipment;
b.   Formulating annual operating and capital budget for Hotel Movie Network;
c. Purchasing supplies, equipment, facilities and services for Hotel Movie Network;
d. Hiring, training and terminating employees of Hotel Movie Network and determining their remuneration and duties;
e. Negotiating binding contracts with suppliers and customers of Hotel Movie Network;
f.   Arranging for accounting and legal services for Hotel Movie Network; and
g. Otherwise administering, supervising and carrying out the business of Hotel Movie Network also to include remaining as Chairman of The Board for the corporation of Hotel Movie Network Inc.;

    1.3 Base Salary. For all the services rendered by Executive hereunder for the Company, the Company shall pay Executive a base salary (the "Base Salary") at the minimum annual rate of $125,000 per annum (payable in accordance with the Company's then applicable payroll policies) as compensation for all services rendered by Executive hereunder. The Base Salary shall be subject to all state, federal, and local payroll tax withholding and any other withholdings required by law. Following each year after the Effective Date, Executive shall be reviewed by the Company's Board to determine whether a raise in the Base Salary and other additional compensation and benefits is appropriate, in the sole and absolute discretion of the Board; provided, however, that at no time shall Executive's Base Salary be less than $125,000per annum.

     1.4 Benefit Coverage. During the Employment Term, Executive shall be entitled to participate in all employee pension and welfare benefit plans and programs made available to the Company's senior level executives as a group or to its employees generally, as such plans or programs may be in effect from time to time (the "Benefit Coverage"), including, without limitation, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection and travel accident insurance.

    1.5 Performance Bonuses. Within ninety (90) days after the end of each fiscal year of the Company, which is currently March 31st, during the Employment Term, the Executive will be eligible to receive a bonus (the "Performance Bonus") in an amount as determined at the discretion of the Board of the Company.

         To the  extent  that,  for  any  given  year  of the  Employment  Term,
         Executive has been employed for less than the full year, the Performance Bonus shall be reduced on a pro rata basis for the amount of time actually worked during such year. All bonus payments shall be subject to customary withholdings required by law. The Performance Bonus will be based upon ten (10) percent of HMN's net pre tax earnings but in no event shall such amount exceed the Executive's Base Salary on an annualized basis.

    1.6 Expenses. During the Employment Term, Executive shall be reimbursed for all reasonable business expenses incurred and paid by Executive in providing services on behalf of the Company. An expense report detailing such expenses with such supporting documentation as the Company may reasonably require (the "Expense Report") must be submitted to the Company prior to the Company's reimbursement of such expense.

    1.7 Vacations, Holidays, and Sick Leave. Each year, the Executive shall be entitled to a minimum of twenty days of paid vacation with full pay. In addition, Executive shall be entitled to take the following holidays with full pay: New Years Day, Martin Luther King Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Veterans Day, Thanksgiving Day, and Christmas Day. Employee shall also be entitled to be absent from employment due to illness for ten days per year with full pay. Employee's vacation and sick leave shall be taken in accordance with the Company's policies, as amended from time to time, for senior executive officers.

2.       Confidential Information.
         ------------------------

    2.1 Executive recognizes and acknowledges that by reason of Executive's employment by and service to the Company before, during and, if applicable, after the Employment Term, Executive will have access to certain confidential and proprietary information relating to the Company's business, as well as the businesses, which may include, but is not limited to, trade secrets, trade "know-how," product development techniques and plans, formulas, customer lists and addresses, cost and pricing information, marketing and sales techniques, strategy and programs, computer programs and software and financial information (collectively referred to as "Confidential Information"). Executive acknowledges that such Confidential Information is a valuable and unique asset of the Company, and Executive covenants that he will not, unless expressly authorized in writing by the Company, as the case may be, at any time during the course of Executive's employment use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of Executive's duties for the Company and in a manner consistent with the Company's policies regarding Confidential Information. Executive also covenants that at any time after the termination of such employment, directly or indirectly, he will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of Executive or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order Executive to divulge, disclose or make accessible such information.


         All written Confidential Information (including, without limitation, in any computer or other electronic format), which comes into Executive's possession during the course of Executive's employment, shall remain the property of the Company as the case may be. Except as required in the performance of Executive's duties for the Company, or unless expressly authorized in writing by the Company, Executive shall not remove any written Confidential Information from the Company's premises, or the premises of the other, as the case may be, except in connection with the performance of Executive's duties for the Company, as the case may be, and in a manner consistent with the Company's policies regarding Confidential Information. Upon termination of Executive's employment, the Executive agrees to return immediately to the Company, as the case may be, all written Confidential Information (including, without limitation, in any computer or other electronic format) in Executive's possession. Nothing in this paragraph 2 or any of its subparts applies to any Confidential Information acquired as a result of Executive's ownership, management, operations, control, or participation in Coast Communications, Inc.

3.   Non-Competition; Non-Solicitation.
     ---------------------------------

    3.1  During  Executive's  employment  by the  Company,  Executive  will not, except with the prior written consent of the Board, directly or indirectly, own, manage, operate, join, control, finance or participate in the ownership, management, operation, control or financing of, or be connected as an officer, director, Executive, partner, principal, agent, representative, consultant or otherwise or use or permit Executive's name to be used in connection with, any business or enterprise (a "Competitor") which competes with the Company or generates, directly or indirectly, for itself or others revenues from the type of product and services provided by the Company or its affiliates during Executive's employment by the Company. Nothing in this paragraph 3 or any of its subparts applies to Executive's ownership, management, operations, control, or participation in Coast Communications, Inc.

    3.2 The foregoing restrictions shall not be construed to prohibit the ownership by Executive of less than five percent (5%) of any class of securities of any corporation which is a Competitor having a class of securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided that such ownership represents a passive investment and that neither Executive nor any group of persons including Executive in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations, otherwise takes any part in its business, other than exercising Executive's rights as a shareholder, or seeks to do any of the foregoing.

    3.3 Executive further covenants and agrees that during Executive's employment by the Company and for the period of twenty-four (24) months thereafter, Executive will not, directly or indirectly, (i) solicit, divert, take away, or attempt to solicit, divert or take away, any of the Company's customers or (ii) encourage any customer to reduce its patronage of the Company.

    3.4 Without limiting the generality of the foregoing, Executive agrees that during Executive's employment by the Company and for the period of twenty-four (24) months thereafter, he will not, directly or indirectly, solicit any customer to retain from any other person, firm or entity any services of a type generally similar to or competitive with the product and/or services of the Company during the period of Executive's employment by the Company.

    3.5 Executive further covenants and agrees that during Executive's employment by the Company and for the period of twenty-four (24) months thereafter, Executive will not, directly or indirectly, solicit or hire, or encourage the solicitation or hiring of any person who was an Executive of the Company at any time during the term of Executive's employment by the Company by any employer other than the Company for any position as an Executive, independent contractor, consultant or otherwise

4.       Equitable Relief.
         ----------------

    4.1. Executive acknowledges and agrees that the restrictions contained in Sections 2 and 3 are reasonable and necessary to protect and preserve the legitimate interests, properties, goodwill and business of the Company, that the Company would not have entered into this Agreement in the absence of such restrictions and that irreparable injury will be suffered by the Company should Executive breach any of the provisions of those sections. Executive represents and acknowledges that (i) he has been advised by the Company to consult Executive's own legal counsel in respect to this Agreement and (ii) that he has had full opportunity, prior to execution of this Agreement, to review this Agreement thoroughly with Executive's legal counsel.

    4.2. Executive further acknowledges and agrees that a breach of any of the restrictions in Sections 2 and 3 cannot be adequately compensated by monetary damages. Executive agrees that the Company shall be entitled to preliminary and permanent injunctive relief, without the necessity of proving actual damages, as well as an equitable accounting of all earnings, profits and other benefits arising from any violation of Sections 2 or 3 hereof, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. The parties specifically acknowledge that nothing in this paragraph 4 or any of its subparts applies to Executive's ownership, management, operations, control, or participation in Coast Communications, Inc. 4.3 Executive irrevocably and unconditionally (i) agrees that any suit, action or other legal proceeding arising out of Sections 2 or 3 hereof, including, without limitation, any action commenced by the Company for preliminary and permanent injunctive relief and other equitable relief, may be brought in Maricopa County Superior Court; (ii) consents to the exclusive jurisdiction of any such court in any such suit, action or proceeding (iii) or in arbitration in Mesa Arizona r; and (iiii) waives any objection which Executive may have to the laying of venue of any such suit, action or proceeding in any such court.

    4.4 Executive agrees that for a period of five (5) years following the termination of Executive's employment by the Company, Executive will provide, and that at all times after the date hereof the Company may similarly provide, a copy of Sections 2 and 3 hereof to any business or enterprise (i) which Executive may directly or indirectly own, manage, operate, finance, join, control or participate in the ownership, management, operation, financing or control of, or (ii) with which Executive may be connected as an officer, director, employee, partner, principal, agent, representative, consultant or otherwise, or in connection with which Executive may use or permit Executive's name to be used; provided, however, that this provision shall not apply in respect of Section 3 hereof after expiration of the time period set forth therein. The parties specifically acknowledge that nothing in this subparagraph applies to Executive's ownership, management, operations, control, or participation in Coast Communications, Inc.

5. Termination. The Employment Term shall terminate upon the occurrence of any one of the following events:

    5.1 Disability. The Company may terminate the Employment Term if Executive is unable substantially to perform Executive's duties and responsibilities hereunder to the full extent required by the Board by reason of illness, injury or incapacity (a "Disability") for three (3) consecutive months, or for more than six (6) months in the aggregate during any period of twelve (12) calendar months. If the Company terminates Executive's Employment Term for any reason authorized under this subparagraph, Executive shall be entitled to the following:(i) immediate delivery of twelve (12) months' salary to Employee; (ii) all expenses as submitted and verifiable by Employee; (iii) a pro rata bonus, if any, for the year of termination; (iv) any other amounts earned, accrued or owing but not yet paid under Section 1 above; (v) the continued right to exercise any vested stock option, if any, for a period of one (1) year following the date of Executive's termination;
         (vi) continued participation for the


         Remaining Employment Term in that Benefit Coverage's in which Executive was participating on the date of termination, which, by their terms, permit a former employee to participate; and (vii) any other benefits in accordance with applicable plans and programs of the Company. Company shall make all payments owed under this subparagraph within 10 business days of terminating Executive's Employment Term for any disability. Upon making all payments and providing all benefits required under this subparagraph, the Company shall have no further liability or obligation to Executive for compensation under this Agreement except as otherwise specifically provided in this Agreement. Executive agrees, in the event of a dispute under this Section 5.1, to submit to a physical examination by a licensed physician selected by the Board, provided that Executive's own physician may be present at Executive's request and sole expense.

    5.2 Death. The Employment Term shall terminate in the event of Executive's death. In such event, the Company shall pay to Executive's executors, legal representatives or administrators, as applicable, an amount equal to the installment of Executive's Base Salary set forth in Section 1.3 hereof for the year in which Executive dies and a pro rata share of any annual bonus to which Executive would otherwise be entitled for the year in which such death occurs. In addition, Executive's estate shall be entitled to (i) any other amounts earned, accrued or owing but not yet paid under Section 1 above; (ii) the continued right to exercise any vested stock option for a period of one (1) year following the date of death; and (iii) any other benefits in accordance with applicable plans and programs of the Company. The Company shall have no further liability or obligation under this Agreement to Executive's executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through Executive except as otherwise specifically provided in this Agreement.

    5.3 Cause. The Company may terminate the Employment Term, at any time, for "cause" upon thirty (30) days' written notice, in which event all payments under this Agreement shall cease, except for Base Salary to the extent already accrued. In addition, Company shall pay Executive twelve (12) months' additional salary within 10 business days of any termination for cause. For purposes of this Agreement, Executive's employment may be terminated for "cause" (i) if Executive is convicted of a felony; (ii) any material neglect or breach of duty by Executive, or any failure by Executive to perform such duties as may be delegated to Executive from time to time; (iii) any willful breach of duty by Executive in the course of his employment; (iv) any material breach of any provision of this Agreement; or (v) Executive commits theft, larceny, embezzlement, or fraud, any acts of dishonesty, illegality, moral turpitude or gross mismanagement as determined in good faith by the Board.

     5.4 Termination Without Cause. The Company may remove Executive, at any time prior to the end of the Employment Term, without cause from the position in which Executive is employed hereunder (in which case the Employment Term shall be deemed to have ended) upon not less than sixty
         (60) days' prior written notice to Executive; provided, however, that in the event that such notice is given, Executive shall be under no obligation to render any additional services to the Company and, subject to the provisions of Section 3 hereof, shall be allowed to seek other employment. Upon any such removal, Executive shall be entitled to receive as liquidated damages for the failure of the

         Company to continue to employ Executive, (a) the prorated payment of Employee's salary through the date of termination to the extent not yet paid; plus twelve (12) months' additional salary to Employee. (b) The payment of any bonus or incentive compensation earned in accordance with this Agreement through the date of termination to the extent not yet paid; (c) the payment of accrued and unused vacation and sick time through the date of termination; (d) the payment of any unpaid reimbursable business expenses incurred and documented by Employee in accordance with this Agreement; and any amount due to Executive under the Company's then-current severance pay plan for employees. No other payments or benefits shall be due under this Agreement to Executive.

6. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by facsimile transmission, or when mailed, by United States certified or registered mail, prepaid, to the parties or their assignees at the following addresses or facsimile numbers (or at such other address as shall be given in writing by any party):

If to the Company:
TCPD
Attn:    Board of Directors
c/o Dennis H. Johnston, Esq.
9171 Wilshire Boulevard, Suite B
Beverly Hills, California 90210
Telephone:        310-281-2571
Facsimile:        310-278-0457

If to Executive:

Ernest G. McKay

1030 S. Mesa Drive
Mesa, Arizona 85210
Telephone: 480-813-8371
Facsimile: 480-834-0231 or to such other names or addresses as the Company or Executive, as the case may be, shall designate by notice to each other person entitled to receive notices in the manner specified in this section.

8. Arbitration; Expenses. In the event of any dispute under the provisions of this Agreement other than a dispute in which the sole relief is an equitable remedy such as an injunction, the parties shall be required to have the dispute, controversy or claim settled by arbitration in the City of Mesa, Arizona in accordance with the rules then in effect of the American Arbitration Association. The fees and costs of arbitration shall be borne equally by Employee and the Company, except that the Company shall advance all costs of the arbitration subject to later allocation by the arbitrator, and Employee and the Company shall each pay their own attorney fees or costs of representation, subject to later allocation by the arbitrator.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona as if this Agreement was to be performed entirely within the State of Arizona by residents of such State, and without reference to principles of conflicts of laws.

10. Further Assurances. Each of the parties agrees that from time to time, at the request of any other party and without further consideration or consent, they will execute and deliver such additional instruments as any other party may reasonably request as are necessary to effectuate the purposes of this Agreement.

11. Attorneys' Fees. In the event any litigation, arbitration, mediation or other proceeding ("Proceeding") is initiated by any party (ies) against any other party (ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party (ies) in such Proceeding shall be entitled to recover from the unsuccessful party (ies) (a) all costs, expenses, actual attorneys' and expert witness fees, relating to or arising out of such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding, including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, actual attorneys' and expert witness fees. The arbitrator(s) or court shall determine who is the prevailing party, whether or not the dispute or controversy proceeds to final judgment. Company and Executive expressly acknowledge that this section is not intended to in any way alter the parties' agreement that arbitration shall be the exclusive method of resolving any dispute related to this Agreement or Executive's employment with the Company as set forth in
     Section 7. Company and Executive agree that the reference to litigation in this section is included so that the prevailing party can recover its attorneys' fees and costs if (a) either party files a lawsuit in violation of Section 7 (e.g., fees and costs incurred obtaining a court order compelling arbitration); or (b) a court rules that the arbitration provision in Section 7 is unenforceable for any reason.

12. Entire Agreement. All prior agreements, representations and understandings between the parties are incorporated in this Agreement and schedules and exhibit hereto, which together constitute the entire contract between the parties. The terms of this Agreement are intended by the parties as a final expression of their agreement with respect to such terms as are included herein and may not be contradicted by evidence of any prior or contemporaneous written or oral representations, agreements or understandings, whether express or implied. The parties further intend that this Agreement constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceeding, if any, involving this Agreement. No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by each of the parties.

13. Venues and Jurisdiction. For purposes of venue and jurisdiction, this Agreement shall be deemed made and to be performed in the City of Mesa, in the county of Maricopa, in the state of Arizona.

14. Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile (with originals to follow by United States mail), and such facsimile shall be conclusive evidence of the consent and ratification of the signatories hereto.

15. Headings. The headings of the various Sections of this Agreement have been inserted only for convenience and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or be used in any manner in the interpretation of this Agreement.

16. Interpretation. Whenever the context so requires, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or other entity.

17. Severability. If any provision of this Agreement shall be declared invalid, illegal or unenforceable, such provision shall be severed and all remaining provisions shall continue in full force and effect.

18. Successors-in-Interest and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Agreement, except that the duties and responsibilities of Executive hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Executive. Nothing in this Section shall create any rights enforceable by any other persons not a party to this Agreement, unless such rights are expressly granted in this Agreement to other specifically identified persons.

19. Amendments and Waiver. This Agreement may not be amended and the observance of any term of this Agreement may not be waived (either generally or in a particular instance and neither retroactively or prospectively), without the written consent of the parties hereto.

20. Beneficiaries; References. Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder-following Executive's death by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of Executive's incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to Executive's beneficiary, estate or other legal representative.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Agreement as of the date first above written.

Telecommunication Products, Inc.,
a Colorado corporation

By: ______________________________
     Robert Russell
     Director and Chief Executive Officer

Executive, an individual

By: ______________________________
     Ernest G. McKay, Vice President of HMN